UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR THE USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ITT Inc.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! ITT INC. You invested in ITT INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025. Vote Virtually at the Meeting* May 21, 2025 9:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/ITT2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67099-P22760 Get informed before you vote View the 2024 Annual Report and the 2025 Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. ITT INC. 100 WASHINGTON BLVD. 6TH FLOOR STAMFORD, CT 06902 WWW.ITT.COM 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET. For shares held in a Plan, vote by May 16, 2025 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67100-P22760 Proposal 1 1. Election of Directors Nominees: 1a. Kevin Berryman For 1b. Maggie Chu For 1c. Donald DeFosset, Jr. For 1d. Douglas G. DelGrosso For 1e. Nazzic S. Keene For 1f. Rebecca A. McDonald For 1g. Christopher O’Shea For 1h. Timothy H. Powers For 1i. Luca Savi For 1j. Sharon Szafranski For Proposal 2 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2025 fiscal year For Proposal 3 3. Approval of a non-binding advisory vote on executive compensation For